Schedule of foreign currency risk (Details)	Jun. 30, 2025 SGD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2024 SGD ($)	Jun. 30, 2024 SGD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2023 SGD ($)	Dec. 31, 2022 SGD ($)	Dec. 31, 2021 SGD ($)
Notes and other explanatory information [abstract]
Trade and other receivables		$ 32,002			$ 202,839
Cash and cash equivalents	$ 9,817,829	24,312	$ 66,184	$ 48,936	92,808	$ 197,709	$ 216,752	$ 225,348
Trade and other payables		(53,266)			(126,926)
Overall net exposure		$ 3,048			$ 168,721